Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the first day of the month set forth on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. Non-GAAP Measures: this presentation includes an estimate of Pre Tax Reform Earnings per Share, which is a non-GAAP financial measure. 2

Agenda  Key Operational and Financial Highlights  2018 Outlook  Questions 3

Key Highlights  Q1 2018 EPS: $0.28  Pre Tax Reform: $0.31  Growth Strategy  Regulated Utility Investment  Customer Growth  Control Operating Expenses  Investments Outside Regulated Utility 4

Roanoke Gas Q1 Capital Expenditures SAVE Rider $2.6 Customer Growth & System Expansion $1.5 Other Capital $1.3 2017 2018 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 Total Capital Expenditures M ill io n s $0.5 million, or 9% increase in capital spending 5

Customer Growth • 205 new customers in Q1 2018 • Consistent customer growth year over year since 2014 58,000 58,500 59,000 59,500 60,000 60,500 2014 2015 2016 2017 Average Customers (twelve-months ended December 31) 6

Industrial and Commercial Growth RESIDENTIAL COMMERCIAL INDUSTRIAL VOLUMES SOLD (DTH) Q1 2017 Q1 2018 Q1 Volume - 2018 vs 2017 • Commercial 14% • Industrial 8% • Top 10 Customers 14% 7

8  RGCO is a 1% owner of the planned $3.5bn MVP  300 mile, 42” underground natural gas pipeline spanning from northwestern West Virginia to southern Virginia  Will provide two billion cubic feet (2Bcf) of natural gas per day to New York, Mid- and South- Atlantic markets  Secured firm commitments for the full capacity of the project under 20-year contracts  The pipeline will deliver a third source of gas with two interconnects  MVP creates expansion opportunities into Franklin County Milestone Estimated Completion  FERC approval  Issued October 13, 2017  Construction begins  Early 2018  Targeted in-service date  End 2018 Project Partners (% ownership) MVP Overview 45.5% BBB- 10% A 12.5% A- 1% 31% A- $5 $25 $4 $0 $10 $20 $30 2017A 2018E 2019E ($ m m ) MVP capital expenditures Mountain Valley Pipeline – Project Overview & Timeline

Consolidated Financial Results For the periods ended December 31, (Presented in thousands, except per share data) Fiscal 2018 Fiscal 2017 2017 2016 Gross Margin 9,073$ 9,391$ 32,492$ 32,218$ Equity in Earnings of MVP 149 85 486 216 Other Operating Expenses, net 5,414 5,412 21,278 20,778 Interest Expense 613 459 2,071 1,686 Income Before Taxes 3,195 3,605 9,629 9,970 Income Taxes 1,136 1,373 3,569 3,854 Net Income 2,059$ 2,232$ 6,060$ 6,116$ Basic Earnings Per Share 0.28$ 0.31$ 0.84$ 0.85$ Diluted Earnings Per Share 0.28$ 0.31$ 0.83$ 0.85$ First Quarter Twelve Months Ended 9

Consolidated Financial Results Tax Reform Adjustments (Presented in thousands, except per share data) Before Tax Change Final Revenues 19,218$ (462)$ 18,756$ Cost of Sales 9,683 - 9,683 Gross Margin 9,535 (462) 9,073 Other Expenses, net* 5,878 - 5,878 Income Before Taxes 3,657 (462) 3,195 Income Taxes: Pre Tax Reform 1,390 - 1,390 Roanoke Gas - (462) (462) Unregulated Operations - 208 208 Total Income Taxes 1,390 (254) 1,136 Net Income 2,267$ (208)$ 2,059$ * Detailed on previous slide Basic Earnings Per Share 0.31$ (0.03)$ 0.28$ Diluted Earnings Per Share 0.31$ (0.03)$ 0.28$ First Quarter 2018 10

2018 Outlook  Capital Spend  MVP Investment  Earnings 11 48% 31% 21% Roanoke Gas Fiscal 2018 Expenditure Plan SAVE Rider & Station Replacement $10.0 Customer Growth & System Expansion 6.5 Utility Maintenance 4.5 Total $21.0

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